NORTH BAY BANCORP
                                  May 17, 2006

                                  "On the mark"


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PRESIDENT'S REPORT



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Safe Harbor Statement


o    This presentation contain forward-looking statements that are.

     -    Subject to contingencies & uncertainties,
     -    Not a guarantee of future performance,
     -    Based on assumptions that may change,
     -    Not to be relied on unduly.

o Many factors are beyond our ability to control or predict, including factors such as:
     -    Interest rate volatility.
     -    Economic conditions.
     -    Asset performance.
     -    Ability to control costs.
     -    Successful acquisition assimilation.

o    We assume no obligation to update this data.

o    Please see risk factors in NBAN's SEC filings.

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                                FINANCIAL REVIEW


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ASSETS


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NET INCOME

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RETURN ON AVERAGE ASSETS


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RETURN ON AVERAGE EQUITY


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EARNINGS PER SHARE



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MARKET CAPITALIZATION



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                                 MARKET POSITION


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NAPA COUNTY DEPOSIT MARKET SHARE


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SOLANO COUNTY DEPOSIT MARKET SHARE



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                          WHAT DETERMINES STOCK VALUE?


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STOCK VALUE MEASURES

     o    Multiple of last 12 month's earnings (LTM)

     o    Multiple of Estimated Future Earnings

     o    Multiple of Book Value
           (Total Book Value & Tangible Book Value)

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HOW NBAN COMPARES


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WHAT PROFESSIONALS LIKE ABOUT NBAN

o    Location

     -    Northern California viewed as a vibrant, growing market

     -    Premier wine relationships provide a "Halo" effect

o    Low Cost of Funds

o    Asset Quality

o    Positive Financial Trends

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CONCERNS

o    General

     -    Flat yield curve (cost of funds/net interest margin impact)

     -    Impact of a real estate/credit cycle

o    Specific to NBAN

     -    Efficiency

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THE BOTTOM LINE

o    Stock prices track most closely with earnings

o Issues such as Asset Quality, Cost of Funds and Credit Concentrations primarily serve as predictors of earnings stability (or vulnerability)

o Stock value "premiums" are based primarily on the anticipated growth rate of Earnings per Share (EPS)

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MILESTONES SINCE 5/12/05

o    Sarbanes-Oxley Section 404 Compliance

     -    Documentation of financial controls

     -    Significantly increased consulting and audit fees

     -    Upgraded and expanded internal resources

o    Strengthened Management

     -    Chief Financial Officer (CFO)

     -    Chief Operating Officer (COO)

o    Implemented Management Reorganization

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WHY REORGANIZE?

o    Structure appropriately for $1 Billion + Company

o    Define functions; avoid duplication

o    Improve communications; clarify roles & responsibilities

o    Enable NBAN to execute on its Strategic Plan

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                            Executive Management Team

o    Terry Robinson, Chief Executive Officer

o    Glen Terry, President, The Vintage Bank

o    John Nerland, Senior Executive Vice President/Chief Credit Officer

o    Pat Phelan, Executive Vice President/Chief Financial Officer

o    Virginia Robbins, Executive Vice President/Chief Operating Officer

o    Stephanie Rode, Senior Vice President/Compliance and Risk Management

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                                 STRATEGIC PLAN


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                                MISSION STATEMENT

                        Integrity, Responsiveness, Value.

                              Every Day, Every Way!

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VISION

o    Double Asset size by year-end 2010

o    Premier community business bank in Napa, Solano and Contra Costa Counties

o    High performance financial returns

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SHORT-TERM GOALS

o    Implement revised organizational structure

o    Implement performance-based compensation

o    Generate ROAE > 15% in 2006

o    Enhance compliance training & effectiveness

o    Capitalize on capabilities of existing software

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LONG-TERM GOALS

o    Build The Vintage Bank Brand

o    Establish presence in Contra Costa County

o    Implement Private Banking program

o    Sustain EPS growth between 12% and 16% through year 2010

o    Adopt "Best Practices" wherever practical

o Build a value-added foundation to provide superior customer service and differentiate NBAN from competitors

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                               CHAIRMAN'S REMARKS



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                               Where We Have Been




                               Where We Are Going


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                           A Little Bit of History of

                           Your Organization and The

                              People Who Built It

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VISION EQUALS CHANGE

     o    Time

     o    Determination

     o    Courage

     o    Soul Searching

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CONCEPTION
                              o A Savings and Loan

                                       VS.

                                    o A Bank

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     o    The Idea of TVB - Vision of Frank Rowley


     o    Period of Organization and Raising Capital

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TVB OPENS JANUARY 25, 1985

     o    $3,100,000 Capitalization

     o    11 Directors

     o    Ace Cleaner's Location on Soscol Avenue

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                       Within the first month, Kathi Metro

                       joined the team in the Credit area

                              and is still with us.

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                              Times were trying...

                         Struggled first two and a half

                          years without a profit which

             tested the character of the organization....including

                         the survival of the 1986 flood!

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1988

o    Five Directors stepped down

o    Four new Directors elected

o        Terry Robinson arrived as our new President (barely)

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                And yes, we had our first year of profit in 1988.

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o    Every year our profit and deposits  grew over the  previous  year for 10-11 straight years.

o    TVB moved into its main branch on Soscol Avenue during this period of time.

o    Raised $2,000,000 capital with issuance of new stock in 1994.

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                            We were successful, but:

               it was time to move our vision beyond Napa county.

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NOVEMBER 1, 1999

o    The holding company NBAN was formed.

o    Added two new independent Directors.

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DE NOVO BANK - SOLANO BANK
Opened July 2000

     o    13 Directors

     o    $5,000,000 Capital raised from sale of stock

     o    Three branches

     o    Glen Terry President of Solano Bank

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                        After a period of growth for two

                       years, it was a time to transition

                                to a new level.



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                              Goal of Organization

                       The Board and Management determine

                   to grow institution to one billion dollars

                       and be dominant in the North Bay.

                        Were we prepared for such growth?

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                         What did we need to go forward?

                                     People
                                    Structure
                                     Skills

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o    Terry Robinson moves full time into Role as CEO of holding corporation.

o    Glen Terry becomes President of TVB.

o    John Nerland becomes President of SB.

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o    The whole organization needed to step up to a higher level.

o    Some long-time employees needed to leave.

o    Internal controls and procedures needed improvement.

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o    Revisions to controls and procedures completed.

o Compliance with SOX, after spending over a million dollars with the dedication and thoroughness of Stephanie Rode and her team.

o    New members of the team brought in

o    New roles for other members of the team.

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o    Board consolidation and organizational changes in 2004

o    One charter under TVB

o    Same directors for TVB and NBAN

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                                 Structure Board

                                 to 11 Directors

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                       The organization has transitioned

                           into a stronger financial

                                  institution?

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                        Outstanding Financial Results for

                          2005 & First Quarter of 2006

                            given our circumstances.

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                             What about the future?


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FUTURE IS BRIGHT

o    Strong Management team

o    Strong Board

o    The organization is structured for the future.

o    Dedication to Shareholder value

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LET'S NOT FORGET OUR HISTORY

o    Vision of Frank Rowley

o    Leadership of Terry Robinson

o    Incredible credit performance led by Kathi Metro

o    Guidance of TVB and SB by Glen Terry and John Nerland

o    Contributions of the past and present board members

o    Contributions of current and former employees

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                               Shareholder Value


                       Every dollar originally invested in

                         this institution is now worth

                               $19- $20 dollars.

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                       It's been a good ride and the best

                                 is yet to come.


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